CNA Financial Corporation
Supplemental Financial Information

June 30, 2015

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2015	2014	Change	2015	2014	Change
Revenues:
Net earned premiums	$1,735	$1,811	(4)%	$3,422	$3,617	(5)%
Net investment income	500	550	(9)	1,058	1,076	(2)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(31)	(5)		(43)	(7)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—		—	—
Net OTTI losses recognized in earnings	(31)	(5)		(43)	(7)
Other net realized investment gains (losses)	31	(9)		53	39
Net realized investment gains (losses)	—	(14)		10	32
Other revenues	92	93		189	178
Total revenues	2,327	2,440	(5)	4,679	4,903	(5)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,469	1,441		2,808	2,887
Amortization of deferred acquisition costs	314	335		617	664
Other operating expenses	341	254		699	600
Interest	39	46		78	90
Total claims, benefits and expenses	2,163	2,076	(4)	4,202	4,241	1
Income (loss) before income tax	164	364		477	662
Income tax (expense) benefit	(26)	(103)		(106)	(181)
Income (loss) from continuing operations	138	261	(47)	371	481	(23)
Income (loss) from discontinued operations, net of tax	—	6		—	(201)
Net income (loss)	$138	$267	(48)%	$371	$280	33%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2015	2014	2015	2014
Components of Income (Loss)
Net operating income (loss)	$132	$272	$357	$462
Net realized investment gains (losses), after tax	6	(11)	14	19
Income (loss) from continuing operations	138	261	371	481
Income (loss) from discontinued operations, net of tax	—	6	—	(201)
Net income (loss)	$138	$267	$371	$280

Diluted Earnings (Loss) Per Share
Net operating income (loss)	$0.49	$1.00	$1.32	$1.71
Net realized investment gains (losses), after tax	0.02	(0.03)	0.05	0.07
Income (loss) from continuing operations	0.51	0.97	1.37	1.78
Income (loss) from discontinued operations, net of tax	—	0.01	—	(0.75)
Diluted earnings (loss) per share	$0.51	$0.98	$1.37	$1.03

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.3	269.9	270.2	269.9
Diluted	270.7	270.6	270.7	270.5

Return on Equity
Net income (loss) (1)	4.5%	8.3%	5.9%	4.4%
Net operating income (loss) (2)	4.4	9.0	5.8	7.6
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data(1)

(In millions, except per share data)	June 30, 2015	December 31, 2014
Total investments	$45,332	$46,262
Reinsurance receivables, net of allowance for uncollectible receivables	4,654	4,694
Total assets	55,022	55,566
Insurance reserves	36,368	36,380
Debt	2,560	2,559
Total liabilities	42,788	42,772
Accumulated other comprehensive income (loss) (2)	143	400
Total stockholders' equity	12,234	12,794

Book value	$45.27	$47.39
Book value excluding AOCI	$44.73	$45.91

Outstanding shares of common stock	270.3	270.0

Statutory capital and surplus - Combined Continental Casualty Companies (3)	$10,870	$11,155

Three months ended June 30	2015	2014
Net cash flows provided (used) by operating activities	$446	$419
Net cash flows provided (used) by investing activities	(439)	(380)
Net cash flows provided (used) by financing activities	(67)	(47)
Net cash flows provided (used) by operating, investing and financing activities	$(60)	$(8)

Six months ended June 30	2015	2014
Net cash flows provided (used) by operating activities	$540	$587
Net cash flows provided (used) by investing activities	87	(734)
Net cash flows provided (used) by financing activities	(670)	163
Net cash flows provided (used) by operating, investing and financing activities	$(43)	$16
(1) On August 1, 2014, CNA completed the sale of the common stock of Continental Assurance Company (CAC), CNA's former life insurance subsidiary. CNA elected to include CAC cash flow data in the comparative period.
(2) As of June 30, 2015 and December 31, 2014, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,022 million and $1,288 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(3) Statutory capital and surplus as of June 30, 2015 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$2,567	$2,410	7%		$5,103	$4,904	4%
Net written premiums	1,638	1,654	(1)		3,307	3,421	(3)

Net earned premiums	1,599	1,672	(4)		3,148	3,340	(6)
Net investment income	316	370			689	720
Other revenues	89	82			176	160
Total operating revenues	2,004	2,124	(6)		4,013	4,220	(5)
Insurance claims and policyholders' benefits	1,040	1,136			2,043	2,279
Amortization of deferred acquisition costs	308	328			604	649
Other insurance related expenses	227	228			460	459
Other expenses	69	77			149	153
Total claims, benefits and expenses	1,644	1,769	7		3,256	3,540	8
Operating income (loss) before income tax	360	355			757	680
Income tax (expense) benefit on operating income (loss)	(123)	(119)			(256)	(225)
Net operating income (loss)	$237	$236	—%		$501	$455	10%

Other Performance Metrics
Underwriting gain (loss)	$24	$(20)	N/M	%	$41	$(47)	187%

Loss & LAE	64.8%	67.8%	3.0	pts	64.7%	68.0%	3.3	pts
Acquisition expense	18.8	19.3	0.5		19.1	19.4	0.3
Underwriting expense	14.6	14.0	(0.6)		14.6	13.8	(0.8)
Expense	33.4	33.3	(0.1)		33.7	33.2	(0.5)
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	98.4%	101.3%	2.9		98.6%	101.4%	2.8
Combined ratio excluding catastrophes and development	95.3%	96.3%	1.0	pts	95.9%	96.8%	0.9	pts

Pretax net accident year catastrophe losses incurred	$60	$56			$89	$130
Effect on loss & LAE ratio	3.8%	3.4%	(0.4)	pts	2.8%	3.9%	1.1	pts

Pretax net prior year development and other: (favorable) / unfavorable	$(15)	$28			$(7)	$15
Effect on loss & LAE ratio	(0.7)%	1.6%	2.3	pts	(0.1)%	0.7%	0.8	pts

Rate	1%	3%	(2)	pts	1%	3%	(2)	pts
Retention	80%	76%	4	pts	80%	78%	2	pts
New Business	$237	$230	3%		$486	$499	(3)%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$1,526	$1,388	10%		$3,015	$2,751	10%
Net written premiums	672	701	(4)		1,370	1,414	(3)

Net earned premiums	689	709	(3)		1,369	1,401	(2)
Net investment income	134	153			289	297
Other revenues	81	74			159	142
Total operating revenues	904	936	(3)		1,817	1,840	(1)
Insurance claims and policyholders' benefits	417	405			847	848
Amortization of deferred acquisition costs	146	148			290	291
Other insurance related expenses	66	67			135	132
Other expenses	69	65			136	126
Total claims, benefits and expenses	698	685	(2)		1,408	1,397	(1)
Operating income (loss) before income tax	206	251			409	443
Income tax (expense) benefit on operating income (loss)	(69)	(84)			(137)	(147)
Net operating income (loss)	$137	$167	(18)%		$272	$296	(8)%

Other Performance Metrics
Underwriting gain (loss)	$60	$89	(33)%		$97	$130	(25)%

Loss & LAE	60.3%	57.0%	(3.3)	pts	61.7%	60.4%	(1.3)	pts
Acquisition expense	19.6	19.9	0.3		19.7	19.8	0.1
Underwriting expense	11.1	10.4	(0.7)		11.3	10.4	(0.9)
Expense	30.7	30.3	(0.4)		31.0	30.2	(0.8)
Dividend	0.2	0.2	—		0.2	0.2	—
Combined ratio	91.2%	87.5%	(3.7)		92.9%	90.8%	(2.1)
Combined ratio excluding catastrophes and development	92.6%	92.8%	0.2	pts	93.2%	93.1%	(0.1)	pts

Pretax net accident year catastrophe losses incurred	$5	$5			$12	$16
Effect on loss & LAE ratio	0.7%	0.6%	(0.1)	pts	0.9%	1.2%	0.3	pts

Pretax net prior year development and other: (favorable) / unfavorable	$(15)	$(43)			$(19)	$(52)
Effect on loss & LAE ratio	(2.1)%	(5.9)%	(3.8)	pts	(1.2)%	(3.5)%	(2.3)	pts

Rate	1%	3%	(2)	pts	1%	3%	(2)	pts
Retention	85%	87%	(2)	pts	86%	87%	(1)	pts
New Business	$63	$71	(11)%		$139	$152	(9)%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$781	$747	5%		$1,567	$1,573	—%
Net written premiums	717	692	4		1,476	1,499	(2)

Net earned premiums	703	732	(4)		1,381	1,467	(6)
Net investment income	169	201			373	392
Other revenues	9	8			18	18
Total operating revenues	881	941	(6)		1,772	1,877	(6)
Insurance claims and policyholders' benefits	509	613			966	1,183
Amortization of deferred acquisition costs	117	126			234	249
Other insurance related expenses	130	125			257	251
Other expenses	5	7			13	15
Total claims, benefits and expenses	761	871	13		1,470	1,698	13
Operating income (loss) before income tax	120	70			302	179
Income tax (expense) benefit on operating income (loss)	(42)	(21)			(104)	(56)
Net operating income (loss)	$78	$49	59%		$198	$123	61%

Other Performance Metrics
Underwriting gain (loss)	$(53)	$(132)	60%		$(76)	$(216)	65%

Loss & LAE	72.1%	83.7%	11.6	pts	69.6%	80.4%	10.8	pts
Acquisition expense	17.3	17.5	0.2		17.7	17.6	(0.1)
Underwriting expense	17.6	16.6	(1.0)		17.7	16.4	(1.3)
Expense	34.9	34.1	(0.8)		35.4	34.0	(1.4)
Dividend	0.2	0.3	0.1		0.3	0.3	—
Combined ratio	107.2%	118.1%	10.9		105.3%	114.7%	9.4
Combined ratio excluding catastrophes and development	97.7%	99.3%	1.6	pts	99.0%	100.4%	1.4	pts

Pretax net accident year catastrophe losses incurred	$54	$47			$73	$107
Effect on loss & LAE ratio	7.7%	6.4%	(1.3)	pts	5.3%	7.4%	2.1	pts

Pretax net prior year development and other: (favorable) / unfavorable	$10	$90			$10	$96
Effect on loss & LAE ratio	1.8%	12.4%	10.6	pts	1.0%	6.9%	5.9	pts

Rate	2%	5%	(3)	pts	2%	5%	(3)	pts
Retention	79%	69%	10	pts	77%	72%	5	pts
New Business	$149	$133	12%		$287	$280	3%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$260	$275	(5)%		$521	$580	(10)%
Net written premiums	249	261	(5)		461	508	(9)

Net earned premiums	207	231	(10)		398	472	(16)
Net investment income	13	16			27	31
Other revenues	(1)	—			(1)	—
Total operating revenues	219	247	(11)		424	503	(16)
Insurance claims and policyholders' benefits	114	118			230	248
Amortization of deferred acquisition costs	45	54			80	109
Other insurance related expenses	31	36			68	76
Other expenses	(5)	5			—	12
Total claims, benefits and expenses	185	213	13		378	445	15
Operating income (loss) before income tax	34	34			46	58
Income tax (expense) benefit on operating income (loss)	(12)	(14)			(15)	(22)
Net operating income (loss)	$22	$20	10%		$31	$36	(14)%

Other Performance Metrics
Underwriting gain (loss)	$17	$23	(26)%		$20	$39	(49)%

Loss & LAE	55.0%	50.8%	(4.2)	pts	57.7%	52.5%	(5.2)	pts
Acquisition expense	21.5	23.2	1.7		21.5	23.5	2.0
Underwriting expense	15.7	15.9	0.2		15.9	15.7	(0.2)
Expense	37.2	39.1	1.9		37.4	39.2	1.8
Dividend	—	—	—		—	—	—
Combined ratio	92.2%	89.9%	(2.3)		95.1%	91.7%	(3.4)
Combined ratio excluding catastrophes and development	95.8%	97.3%	1.5	pts	95.1%	96.2%	1.1	pts

Pretax net accident year catastrophe losses incurred	$1	$4			$4	$7
Effect on loss & LAE ratio	0.8%	1.8%	1.0	pts	1.0%	1.6%	0.6	pts

Pretax net prior year development and other: (favorable) / unfavorable	$(10)	$(19)			$2	$(29)
Effect on loss & LAE ratio	(4.4)%	(9.2)%	(4.8)	pts	(1.0)%	(6.1)%	(5.1)	pts

Rate	(1)%	(3)%	2	pts	(1)%	(1)%	—	pts
Retention	71%	74%	(3)	pts	74%	78%	(4)	pts
New Business	$25	$26	(4)%		$60	$67	(10)%

Life & Group Non-Core - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Net earned premiums	$137	$139	(1)%		$275	$278	(1)%
Net investment income	179	173			358	344
Other revenues	—	8			9	13
Total operating revenues	316	320	(1)		642	635	1
Insurance claims and policyholders' benefits	344	304			684	610
Amortization of deferred acquisition costs	6	7			13	15
Other insurance related expenses	34	31			69	63
Other expenses	5	(3)			9	(2)
Total claims, benefits and expenses	389	339	(15)		775	686	(13)
Operating income (loss) before income tax	(73)	(19)			(133)	(51)
Income tax (expense) benefit on operating income (loss)	49	28			92	58
Net operating income (loss)	$(24)	$9	N/M	%	$(41)	$7	N/M	%

Corporate & Other Non-Core - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2015	2014	Change		2015	2014	Change
Net earned premiums	$(1)	$—			$(1)	$(1)
Net investment income	5	7			11	12
Other revenues	3	3			4	5
Total operating revenues	7	10	(30)%		14	16	(13)%
Insurance claims and policyholders' benefits	85	1			81	(2)
Amortization of deferred acquisition costs	—	—			—	—
Other insurance related expenses	(2)	—			(2)	(1)
Other expenses	47	(33)			92	18
Total claims, benefits and expenses	130	(32)	N/M		171	15	N/M
Operating income (loss) before income tax	(123)	42			(157)	1
Income tax (expense) benefit on operating income (loss)	42	(15)			54	(1)
Net operating income (loss)	$(81)	$27	N/M	%	$(103)	$—	N/M	%

Investment Summary - Consolidated

	June 30, 2015		March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,127	$1,249	$18,552	$1,824	$18,889	$1,660
States, municipalities and political subdivisions:
Tax-exempt	9,837	765	9,822	1,029	9,802	988
Taxable	3,016	381	3,141	498	2,938	467
Total states, municipalities and political subdivisions	12,853	1,146	12,963	1,527	12,740	1,455
Asset-backed:
RMBS	5,100	160	5,226	228	5,233	205
CMBS	2,251	65	2,260	109	2,144	88
Other ABS	1,055	11	1,123	14	1,235	1
Total asset-backed	8,406	236	8,609	351	8,612	294
U.S. Treasury and obligations of government-sponsored enterprises	29	5	30	6	31	5
Foreign government	399	12	409	19	454	16
Redeemable preferred stock	35	2	42	3	42	3
Total fixed maturity securities	39,849	2,650	40,605	3,730	40,768	3,433
Equities	216	8	225	12	222	12
Limited partnership investments	2,930	—	2,967	—	2,937	—
Other invested assets	43	—	43	—	41	—
Mortgage loans	622	—	586	—	588	—
Short term investments	1,672	—	1,506	—	1,706	(1)
Total investments	$45,332	$2,658	$45,932	$3,742	$46,262	$3,444

Net receivable/(payable) on investment activity	$(75)		$(57)		$(58)

Effective portfolio duration (in years)	6.6		6.3		6.3
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	June 30, 2015		March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,796	$400	$13,020	$656	$13,444	$542
States, municipalities and political subdivisions:
Tax-exempt	2,589	82	2,499	130	2,561	127
Taxable	1,587	142	1,636	184	1,454	169
Total states, municipalities and political subdivisions	4,176	224	4,135	314	4,015	296
Asset-backed:
RMBS	4,974	151	5,093	218	5,101	196
CMBS	2,081	57	2,095	97	1,985	78
Other ABS	971	11	1,029	14	1,144	2
Total asset-backed	8,026	219	8,217	329	8,230	276
U.S. Treasury and obligations of government-sponsored enterprises	4	—	5	—	7	(1)
Foreign government	397	12	404	17	449	15
Redeemable preferred stock	13	1	13	1	13	2
Total fixed maturity securities	25,412	856	25,794	1,317	26,158	1,130
Equities	99	5	88	7	87	9
Limited partnership investments	2,930	—	2,967	—	2,937	—
Other invested assets	43	—	43	—	41	—
Mortgage loans	566	—	529	—	531	—
Short term investments	1,561	(1)	1,385	—	1,586	(1)
Total investments	$30,611	$860	$30,806	$1,324	$31,340	$1,138

Net receivable/(payable) on investment activity	$(67)		$(53)		$4

Effective portfolio duration (in years)	4.4		4.1		4.0
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	June 30, 2015		March 31, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,331	$849	$5,532	$1,168	$5,445	$1,118
States, municipalities and political subdivisions:
Tax-exempt	7,248	683	7,323	899	7,241	861
Taxable	1,429	239	1,505	314	1,484	298
Total states, municipalities and political subdivisions	8,677	922	8,828	1,213	8,725	1,159
Asset-backed:
RMBS	126	9	133	10	132	9
CMBS	170	8	165	12	159	10
Other ABS	84	—	94	—	91	(1)
Total asset-backed	380	17	392	22	382	18
U.S. Treasury and obligations of government-sponsored enterprises	25	5	25	6	24	6
Foreign government	2	—	5	2	5	1
Redeemable preferred stock	22	1	29	2	29	1
Total fixed maturity securities	14,437	1,794	14,811	2,413	14,610	2,303
Equities	117	3	137	5	135	3
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	56	—	57	—	57	—
Short term investments	111	1	121	—	120	—
Total investments	$14,721	$1,798	$15,126	$2,418	$14,922	$2,306

Net receivable/(payable) on investment activity	$(8)		$(4)		$(62)

Effective portfolio duration (in years)	10.5		10.3		10.5
Weighted average rating of fixed maturity securities	A+		A+		A+

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2015	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$167	$5	$977	$56	$4,988	$513	$10,320	$627	$1,675	$48	$18,127	$1,249
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,126	91	5,493	463	2,999	208	132	1	87	2	9,837	765
Taxable	—	—	403	43	2,141	265	472	73	—	—	—	—	3,016	381
Total states, municipalities and political subdivisions	—	—	1,529	134	7,634	728	3,471	281	132	1	87	2	12,853	1,146
Asset-backed:
RMBS	3,621	103	126	1	68	—	197	(1)	93	2	995	55	5,100	160
CMBS	72	1	526	14	474	21	400	12	515	11	264	6	2,251	65
Other ABS	—	—	241	2	58	—	522	8	234	1	—	—	1,055	11
Total asset-backed	3,693	104	893	17	600	21	1,119	19	842	14	1,259	61	8,406	236
U.S. Treasury and obligations of government-sponsored enterprises	29	5	—	—	—	—	—	—	—	—	—	—	29	5
Foreign government	—	—	108	4	129	3	162	5	—	—	—	—	399	12
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	24	1	35	2
Total fixed maturity securities	$3,722	$109	$2,697	$160	$9,340	$808	$9,740	$818	$11,305	$643	$3,045	$112	$39,849	$2,650

Percentage of total fixed maturity securities	9%		7%		23%		25%		28%		8%		100%
The ratings presented are based on a ratings methodology that takes into account ratings from Standard & Poor's and Moody's Investors Services, Inc. in that order of preference. If a security is not rated by these rating agencies, an internal rating is formulated.

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$352	$350	$694	$702
Tax-exempt fixed maturities	100	101	201	201
Total fixed maturity securities	452	451	895	903
Limited partnership investments	48	97	162	170
Other, net of investment expense	—	2	1	3
Pretax net investment income	$500	$550	$1,058	$1,076

After-tax fixed maturity securities	$324	$325	$642	$649
After-tax net investment income	356	391	750	762

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.9%	4.9%	4.8%	4.9%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.5	3.5	3.5	3.5

	Property & Casualty and Corporate & Other Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$249	$249	$491	$496
Tax-exempt fixed maturities	21	28	43	61
Total fixed maturity securities	270	277	534	557
Limited partnership investments	48	97	162	170
Other, net of investment expense	3	3	4	5
Pretax net investment income	$321	$377	$700	$732

After-tax fixed maturity securities	$183	$190	$362	$382
After-tax net investment income	216	254	471	495

Effective income yield for the fixed maturity securities portfolio, pretax (1)	4.4%	4.4%	4.4%	4.4%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	3.0	3.0	3.0	3.0

	Life & Group Non-Core
Periods ended June 30	Three Months		Six Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$103	$101	$203	$206
Tax-exempt fixed maturities	79	73	158	140
Total fixed maturity securities	182	174	361	346
Limited partnership investments	—	—	—	—
Other, net of investment expense	(3)	(1)	(3)	(2)
Pretax net investment income	$179	$173	$358	$344

After-tax fixed maturity securities	$141	$135	$280	$267
After-tax net investment income	140	137	279	267

Effective income yield for the fixed maturity securities portfolio, pretax (1)	5.8%	5.9%	5.8%	6.0%
Effective income yield for the fixed maturity securities portfolio, after tax (1)	4.5	4.6	4.5	4.6

(1) Annualized yields based on the average amortized cost of the fixed maturity securities portfolio.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,352	$9,441	$1,377	$17,170	$3,237	$2,841	$23,248
Ceded	668	650	172	1,490	334	2,532	4,356
Net	5,684	8,791	1,205	15,680	2,903	309	18,892

Net incurred claim & claim adjustment expenses	416	507	113	1,036	229	1	1,266
Net claim & claim adjustment expense payments	(422)	(542)	(105)	(1,069)	(181)	(7)	(1,257)
Foreign currency translation adjustment and other	—	—	34	34	(27)	1	8

Claim & claim adjustment expense reserves, end of period
Net	5,678	8,756	1,247	15,681	2,924	304	18,909
Ceded	687	635	154	1,476	324	2,484	4,284
Gross	$6,365	$9,391	$1,401	$17,157	$3,248	$2,788	$23,193

Six months ended June 30, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271
Ceded	574	661	180	1,415	340	2,589	4,344
Net	5,655	8,853	1,261	15,769	2,843	315	18,927

Net incurred claim & claim adjustment expenses	845	961	229	2,035	465	2	2,502
Net claim & claim adjustment expense payments	(822)	(1,058)	(189)	(2,069)	(361)	(12)	(2,442)
Foreign currency translation adjustment and other	—	—	(54)	(54)	(23)	(1)	(78)

Claim & claim adjustment expense reserves, end of period
Net	5,678	8,756	1,247	15,681	2,924	304	18,909
Ceded	687	635	154	1,476	324	2,484	4,284
Gross	$6,365	$9,391	$1,401	$17,157	$3,248	$2,788	$23,193

Life & Group Non-Core Policyholder Reserves

June 30, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,189	$8,001	$10,190
Structured settlement annuities	592	—	592
Other	21	—	21
Total	2,802	8,001	10,803
Shadow adjustments (1)	122	1,150	1,272
Ceded reserves	324	209	533
Total gross reserves	$3,248	$9,360	$12,608

December 31, 2014
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,064	$7,782	$9,846
Structured settlement annuities	606	—	606
Other	28	1	29
Total	2,698	7,783	10,481
Shadow adjustments (1)	145	1,522	1,667
Ceded reserves	340	185	525
Total gross reserves	$3,183	$9,490	$12,673
(1) The Shadow adjustments presented above do not include $301 million and $314 million related to Deferred acquisition costs as of June 30, 2015 and December 31, 2014.

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note P to the Condensed Consolidated Financial Statements within the December 31, 2014 Form 10-K for further discussion of this measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful